THE GABELLI UTILITIES FUND (THE "FUND")

                         SUPPLEMENT DATED APRIL 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2001



         The following replaces the paragraph about THE PORTFOLIO MANAGER of the Fund found under the "Management of the Fund" section on page 7 of the
Prospectus:

         Effective April 1, 2002, the Fund will be managed by an investment team ("Investment Team"). The Investment Team will be primarily responsible for the investment decisions of the overall management of the Fund.